United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of Cullen/Frost Bankers, Inc. (“Cullen/Frost”) held on April 29, 2020, shareholders voted on the following matters:

(1)
To elect thirteen Director nominees to serve on the Board of Directors of Cullen/Frost for a one-year term that will expire at the 2021 Annual Meeting of Shareholders. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Carlos Alvarez	53,543,250	408,102	335,195	4,865,467
Chris M. Avery	53,836,762	110,742	339,043	4,865,467
Anthony R. Chase	53,874,248	66,410	345,889	4,865,467
Cynthia J. Comparin	53,830,269	106,582	349,696	4,865,467
Samuel G. Dawson	53,890,008	42,178	354,361	4,865,467
Crawford H. Edwards	53,594,571	362,176	329,800	4,865,467
Patrick B. Frost	53,584,211	384,286	318,050	4,865,467
Phillip D. Green	52,905,952	1,024,058	356,537	4,865,467
David J. Haemisegger	53,415,055	527,929	343,563	4,865,467
Karen E. Jennings	53,428,736	514,270	343,541	4,865,467
Charles W. Matthews	47,034,001	6,910,609	341,937	4,865,467
Ida Clement Steen	53,497,619	446,309	342,619	4,865,467
Graham Weston	53,496,434	456,535	333,578	4,865,467

(2)	To ratify the selection of Ernst & Young LLP to act as independent auditors of Cullen/Frost for the fiscal year that began January 1, 2020. Final voting results were as follows:

Votes For	58,293,102
Votes Against	533,841
Abstentions	325,071

(3)	To provide nonbinding approval of executive compensation. Final voting results were as follows:

Votes For	52,869,015
Votes Against	953,909
Abstentions	463,623
Broker Non-Votes	4,865,467

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Jerry Salinas
Jerry Salinas
Group Executive Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial Officer and Principal Accounting Officer)

Dated:	April 29, 2020